EXHIBIT 10.31

                      SECOND AMENDMENT TO CREDIT AGREEMENT


               THIS SECOND AMENDMENT, dated as of December 8, 1998 (this "Amendment"), to the Credit Agreement, dated as of November 18, 1997, as in effect immediately prior to the date hereof (the "Credit Agreement"), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions (the "Banks") parties thereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Banks.


                              W I T N E S S E T H:

               WHEREAS, the Borrower has requested the Agent and the Banks to agree to amend certain provisions of the Credit Agreement as set forth in this Amendment in order to permit the Borrower to issue up to $75,000,000 aggregate principal amount of its 9-7/8% Senior Subordinated Notes due 2007, Series C; and

               WHEREAS, the Agent and the Banks are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment;

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. In addition, the terms defined in Section 2 are used herein as therein defined.

                2.    Amendments to Section 1.01.

               (a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order.

               "1998 Indenture" means that certain Indenture dated as of December __, 1998 ("Original 1998 Indenture") between Borrower and U.S. Bank National Association, as trustee (and any successor trustee thereto) (and any other indenture, if any, entered into in connection with a registered exchange offer as long as such other indenture is substantially identical to, and no less favorable to the Banks than, the Original 1998 Indenture) relating to the 1998 Subordinated Notes and/or entered into by the Borrower in connection with a registered exchange offer of the 1998 Subordinated Notes and/or the

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        1997 Subordinated Notes.

               "1998 Subordinated Notes" has the meaning ascribed to it in the definition of Subordinated Debt in Section 1.01.

               (b) Section 1.01 of the Credit Agreement is amended by deleting the definitions "1997 Indenture", "Senior Indebtedness" and "Subordinated Debt" and substituting therefor the following:

               "1997 Indenture" means that certain Indenture, dated as of October 7, 1997 ("Original 1997 Indenture"), between Borrower and U.S. Bank National Association, as trustee (and any successor trustee thereto) (and any other indenture, if any, entered into in connection with a registered exchange offer as long as such other indenture is substantially identical to, and no less favorable to the Banks than, the Original 1997 Indenture) relating to the 1997 Subordinated Notes and/or entered into by the Borrower in connection with a registered exchange offer of the 1997 Subordinated Notes and/or the 1998 Subordinated Notes.

               "Senior Indebtedness" means Senior Indebtedness of Borrower as defined in each of 1993 Indenture, the 1997 Indenture, and the 1998 Indenture.

               "Subordinated Debt" means (a) Borrower's 13% Senior Subordinated Notes ("1993 Subordinated Notes") due January 15, 2003, issued under and pursuant to the 1993 Indenture, (b) Borrower's 9-7/8% Senior Subordinated Notes due 2007, issued under and pursuant to the 1997 Indenture (together with any of Borrower's 9-7/8% Senior Subordinated Notes due 2007 issued under the 1998 Indenture in exchange therefor, "1997 Subordinated Notes"), (c) Borrower's 9-7/8% Senior Subordinated Notes due 2007, issued under and pursuant to the 1998 Indenture (together with any of Borrower's 9-7/8% Senior Subordinated Notes due 2007 issued under the 1998 Indenture in exchange therefor, "1998 Subordinated Notes" and together with the 1993 Subordinated Notes and the 1997 Subordinated Notes, the "Subordinated Notes"), and (d) any other Debt of Borrower which is subordinated to the Debt created under this Agreement and the Notes in a manner and containing terms and provisions satisfactory to Majority Banks.

                3.    Amendment to Section 7.02.       Section 7.02 of the
Credit Agreement is amended by (i) deleting the word "and" from the end of clause (h), (ii) deleting the period from the end of clause (i) and substituting therefor the phrase "; and" and (iii) adding the following new clause (j):

                      (j) without duplication of Debt permitted by Section 7.02
               (b) above, Debt of the Borrower consisting of the 1997 Subordinated Notes and the 1998 Subordinated Notes.

                4.    Amendments to Section 7.04.       (a) Section 7.04 of the
Credit Agreement is amended by deleting from paragraph (c) thereof the phrase "the Indenture" and substituting therefor the phrase "the 1993 Indenture, the 1997 Indenture, the 1998 Indenture".

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               (b)  Section 7.04 of the Credit Agreement is amended by adding the following new paragraph (e) at the end thereof:

               (e) Pay interest, principal or premium on the 1998 Subordinated Notes in violation of Article Thirteen (or the comparable provisions of a successor indenture) of the 1998 Indenture, or make any payment thereunder to any holder or the trustee named therein prior to one (1) Banking Day preceding the times set forth therein for the payment of same, or make any payment, purchase or redemption of the 1998 Subordinated Notes pursuant to Article Four, Five, Ten, Eleven, Twelve or Thirteen (or the comparable provisions of a successor indenture) of the 1998 Indenture or deliver any notice to the trustee under the 1998 Indenture or the holders of the 1998 Subordinated Notes of its intention to make any such payment, purchase or redemption, or make any "Company Request" under Section 12.1 (or the comparable provisions of a successor indenture) of the 1998 Indenture.

               (c) Section 7.04 of the Credit Agreement is amended by deleting from paragraph (b) the phrase "the Indenture" and substituting therefor the phrase "the 1997 Indenture."

                5. Amendment to Section 7.09. Section 7.09 of the Credit Agreement is amended by (a) deleting the word "and" which appears immediately before clause (iii) of paragraph (a) and (b) adding the following at the end of paragraph (a):

               and (iv) the Borrower may make a registered exchange offer of each of the 1997 Subordinated Notes and the 1998 Subordinated Notes as long as the terms of the subordinated notes issued in the exchange are substantially identical (and not less favorable to the Banks than) to those being replaced.

                6. Representations and Warranties. The Borrower hereby confirms that, after giving effect to the amendments provided for herein the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing, and the Borrower has all necessary power and has taken all corporate action necessary to approve and authorize this Amendment.

                7. Senior Obligations. The 1998 Subordinated Notes are being issued pursuant to the first paragraph of Section 10.8 of the 1997 Indenture. The Borrower hereby covenants and agrees that each time it requests that an Advance be made or a Letter of Credit be issued, renewed or extended under the Credit Agreement and, after giving effect to such Advance or issuance, renewal or extension, the sum of the aggregate principal amount of the Advances, the aggregate undrawn amount of Letters of Credit and the aggregate amount of all unreimbursed drawings under the Letters of Credit then outstanding would exceed $70,000,000 (or such lesser amount as is then permitted to be outstanding under the Credit Agreement under clause (i) of the definition of Permitted Indebtedness, as defined in the 1997 Indenture and the 1998 Indenture) (such excess, the "Excess Amount"), it shall either deliver to the Agent a written notice accompanying such request, demonstrating in detail consistent with past quarterly certifications that such Excess Amount is then permitted under clause
(ix) of the definition of Permitted

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Indebtedness (as defined in the 1997 Indenture and the 1998 Indenture) or deliver to the Agent a certificate from Ernst & Young addressed to the Agent certifying that the Excess Amount is then permitted to be incurred under Section
10.8 of the 1997 Indenture and the 1998 Indenture (based on the Consolidated Fixed Charge Coverage Ratio test set forth therein) and demonstrating in reasonable detail its calculations supporting such certification.

                8. No Other Amendments. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain, in full force and effect in accordance with its terms.

                9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                10. Conditions and Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which all of the following conditions have been met:

                (a) The Borrower and each Bank shall have executed a counterpart of this Amendment and the Agent shall have received confirmation of such execution.

                (b) The Guarantors' Consent in the form of Exhibit A attached hereto shall have been executed on behalf of each Guarantor, and Agent shall have received confirmation of such execution.

                11. Representations and Warranties, No Default. The Borrower represents and warrants, and will be deemed to have represented and warranted on the Effective Date, that the representations and warranties contained in Article V of the Credit Agreement and in each Collateral Document will be true and correct in all material respects on the Effective Date and that no Default or Event of Default will have occurred and be continuing on the Effective Date.

                12.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                13.   Costs and Expenses.  Borrower agrees to pay on demand:

                (a) to Agent all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred in connection with the preparation and administration of this Amendment and any instrument or agreement required hereunder;

                (b) to Agent and to each Bank all reasonable costs, expenses and attorney's fees (including allocated costs for in-house legal services) incurred by Agent and each such Bank in connection with the enforcement of this Amendment or any instrument or agreement required hereunder; and

                (c) to Agent and to each Bank all stamp, registration and other duties and imposts to which this Amendment and any instrument or agreement required hereunder


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        may be subject. Borrower shall indemnify Agent and each Bank against any and all liabilities and penalties resulting from any delay in paying, or failure to pay, any such duties and imposts.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                       BALLY TOTAL FITNESS HOLDING
                                       CORPORATION

                                       By: /s/ John W. Dwyer
                                           ------------------------------------

                                       Title: Exec. V.P., C.F.O. & Treasurer
                                              ---------------------------------


                                       THE CHASE MANHATTAN BANK, as Agent and
                                       as Bank

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       LASALLE NATIONAL BANK

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

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                                       SOCIETE GENERALE

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       THE SUMITOMO BANK, LIMITED, CHICAGO
                                       BRANCH

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       MERRILL LYNCH CAPITAL CORPORATION

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------